SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 26, 1997


                          EDISON BROTHERS STORES, INC.
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             (Exact name of registrant as specified in its charter)



              Delaware                     1-1394               43-0254900
  ------------------------------------------------------------------------------
    (State or other jurisdiction    (Commission File No.)      (IRS Employer
         of incorporation)                                  Identification No.)


  501 N. Broadway, St. Louis, Missouri                      63102
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         (Address of principal executive offices)         (Zip Code)


                                 (314) 331-6000
              (Registrant's telephone number, including area code)




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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.           OTHER EVENTS.
                  ------------

         On September 26, 1997, Edison Brothers Stores, Inc., a Delaware corporation (the "Company"), announced that the Company emerged on such date from reorganization under Chapter 11 of the United States Bankruptcy Code. The Company also announced on such date certain additional information regarding such emergence. A copy of the press release issued by the Company describing such matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------


(c)      Exhibits.

   Exhibit No.               Exhibit                                 Page No.
   ----------        --------------------------------------          -------
       99.1          Press Release dated September 26, 1997.            5




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EDISON BROTHERS STORES, INC.




                                           By: /s/ Alan A. Sachs
                                                   -----------------------------
                                           Name:   Alan A. Sachs
                                           Title: Executive Vice President,
                                                  General Counsel and Secretary


Date:  October 3, 1997



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                                  EXHIBIT INDEX
                                  -------------


     Exhibit No.                        Exhibit                      Page No.
     ----------     ---------------------------------------          -------
         99.1        Press Release dated September 26, 1997.            5




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